Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust TCW Opportunistic Fixed Income ETF

First Trust TCW Unconstrained Plus Bond ETF

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information

Dated October 29, 2021

TCW Investment Management Company LLC, the investment sub-advisor to each Fund (the “Sub-Advisor”), has announced that Tad Rivelle, Chief Investment Officer of the Sub-Advisor’s Fixed Income Group and one of the portfolio managers of the Funds, will retire from the Sub-Advisor at the end of 2021. Consequently, Mr. Rivelle will no longer be a portfolio manager of the Funds as of January 1, 2022. The remaining portfolio managers for the Funds will continue to have responsibility for managing the Funds after Mr. Rivelle’s retirement. In addition, beginning in the fourth quarter of 2021, Stephen M. Kane and Bryan T. Whalen, who are also portfolio manager of the Funds, will assume the roles of co-Chief Investment Officers of the Fixed Income Group of the Sub-Advisor.

Please Keep this Supplement with your Fund Summary Prospectus, Prospectus and Statement of Additional Information for Future Reference